UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 222-6966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 13, 2025, Houston American Energy Corp. (“HUSA” or the “Company”) issued a press release which announced that the Company had become aware of unusual trading activity in its common stock on the New York Stock Exchange American (the “NYSE”). The press release constitutes a “no-news” statement pursuant to Section 401(d) of the NYSE Company Guide and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 13, 2025.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Date: June 13, 2025	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer